Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated combined financial information has been prepared using the acquisition method of accounting under the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, ASC 805, “Business Combinations”, giving effect to Mifflinburg Bancorp, Inc.’s (“MIFF”) acquisition of Northumberland Bancorp (“NUBC”). In connection with the transaction, MIFF changed its name to Steele Bancorp, Inc. (“STLE”) concurrently with the completion of the merger on August 1, 2025. Under the acquisition method of accounting, NUBCs assets and liabilities as of the date of the acquisition will be recorded at their respective fair values and added to those of STLE. The difference between the purchase price for NUBC and the fair value of the identifiable net assets acquired (including core deposit intangibles) will be recorded as a gain on bargain purchase. The core deposit intangible and other intangible assets with estimated useful lives to be recorded by STLE in connection with the acquisition will be amortized as an expense over their respective estimated useful lives. The financial statements of STLE issued after the acquisition will reflect the results attributable to the acquired operations of NUBC beginning on the date of completion of the acquisition. The merger was consummated on August 1, 2025.

The unaudited pro forma condensed consolidated combined financial information and accompanying notes are based on and should be read in conjunction with (i) the historical audited consolidated financial statements of MIFF and the related notes for the year ended December 31, 2024 included in STLE’s Annual Report on Form SP 15D2 filed with the U.S. Securities and Exchange Commission (“Commission”) on April 25, 2025, (ii) the historical unaudited consolidated financial statements of STLE and the related notes for the six months ended June 30, 2025 included in STLE’s Quarterly Report on Form 10-Q filed with the Commission on August 14, 2025, (iii) the historical audited consolidated financial statements of NUBC and the related notes for the year ended December 31, 2024, which are included in this Current Report on Form 8-K as Exhibit 99.1, and (iv) the historical unaudited consolidated financial statements of NUBC for the six months ended June 30, 2025, which are included in this Current Report on Form 8-K as Exhibit 99.2.

The unaudited pro forma condensed consolidated combined financial information is provided for illustrative information purposes only. The unaudited pro forma condensed consolidated combined financial information is not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated combined financial statements have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Information, which requires the depiction of the accounting for the transaction. The unaudited pro forma condensed consolidated combined financial information also does not consider any potential effects of changes in market conditions, revenue enhancements, or expense efficiencies, among other factors.

The unaudited pro forma condensed consolidated combined balance sheet as of June 30, 2025 gives effect to the merger as if the transaction occurred June 30, 2025. The unaudited pro forma condensed consolidated combined statements of income for the six months ended June 30, 2025 and the year ended December 31, 2024 give effect to the merger as if the transaction occurred on the first day of periods presented.

The unaudited pro forma condensed consolidated combined financial statements were prepared with STLE as the accounting acquirer and NUBC as the accounting acquiree under the acquisition method of accounting. Accordingly, the consideration paid by STLE to complete the acquisition of NUBC will be allocated to NUBC’s assets and liabilities based upon their estimated fair values as of the date of completion of the acquisition. The fair value adjustments made to the acquired assets and liabilities of NUBC are considered preliminary at this time and are subject to change as STLE finalizes its fair value determinations. There can be no assurance that the final determination will not result in material changes from the amounts presented in these unaudited pro forma condensed consolidated combined financial statements. The pro forma calculations, shown below, include a closing share price of $26.10, which represents the closing price of STLE’s common stock on June 30, 2025. The total estimated purchase price of $40.56 million was used in the goodwill (gain on bargain purchase) calculation.

Shown below is a summary of the fair value of assets acquired and liabilities assumed resulting in gain on bargain purchase. Gain on bargain purchase is created when the purchase price consideration is lower than the fair value of the net assets acquired. Gain on bargain purchase of $17.3 million resulted from the transaction; however, it is noted the fair value adjustments made to the acquired assets and liabilities are considered preliminary at this time and are subject to change as STLE finalizes its fair value determinations. The final adjustments may be materially different from the transaction accounting adjustments presented herein.

The unaudited pro forma condensed consolidated combined income statement and earnings per share data do not include anticipated cost savings or revenue enhancements, but do they include one-time merger-related expenses which will be expensed against income, and a one-time provision expense of $4.4 million related to ASC 326 Current Expected Credit Losses (“CECL”) allowance for credit losses for non-PCD loans. STLE is currently in the process of assessing the two companies’ personnel, benefits plans, premises, equipment, computer systems and service contracts to determine where the companies may take advantage of redundancies or where it will be beneficial or necessary to convert to one system. Certain decisions arising from these assessments may involve canceling contracts between either STLE or NUBC and certain service providers. There is no assurance that the anticipated cost savings will be realized on the anticipated time schedule or at all.

The pro forma combined basic and diluted earnings per share of STLE common stock are based on the pro forma combined net income per common share for STLE and NUBC divided by the pro forma basic or diluted common shares of the combined entities. The pro forma information includes adjustments related to the fair value of assets and liabilities of NUBC and is subject to adjustment as additional information becomes available and as final merger data analyses are performed.

The unaudited pro forma data are qualified by the statements set forth under this caption and should not be considered indicative of the market value of STLE common stock or the actual or future results of operations of STLE for any period. Actual results may be materially different than the pro forma information presented.

Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet

As of June 30, 2025

(in thousands)	Steele Bancorp *	Northumberland	Pro Forma	Pro Forma	Pro Forma
	Historical	Historical	Adjustments	Notes	Combined

ASSETS:
Cash and due from banks	$7,224	$12,261	$(5,892)	(A)	$13,593
Interest-bearing demand deposits	4,681	34,730	-		39,411
Fed funds sold	9,111	-	-		9,111
Total cash and cash equivalents	21,016	46,991	(5,892)		62,115

Interest-bearing time deposits	8,646	-	-		8,646
Available-for-sale securities, at fair value	107,137	164,787	-		271,924
Marketable equity securities, at fair value	265	208	-		473
Restricted investments in bank stock, at cost	2,533	2,728	-		5,261
Held-to-maturity securities , at amortized cost	-	2,573	30	(B)	2,603

Loans held for sale	-	345	-		345
Loans	467,613	446,411	(19,342)	(C)	894,682
Allowance for credit losses	(4,636)	(3,866)	(1,501)	(D)	(10,003)
Loans, net	462,977	442,545	(20,843)		884,679

Premises and equipment	7,989	7,510	2,967	(E)	18,466
Accrued interest receivable	1,903	2,163	-		4,066
Other real estate owned	78	-	-		78
Goodwill	-	-	-	(F)	0
Core deposit intangible	-	-	14,662	(G)	14,662
Other intangible assets	270	218	2,292	(H)	2,780
Bank owned life insurance	13,092	14,817	-		27,909
Other assets	3,333	6,538	59	(I)	9,930
TOTAL ASSETS	$629,239	$691,423	$(6,725)		$1,313,937

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing	$81,741	$143,695	-		$225,436
Interest-bearing	432,867	459,825	(1,013)	(J)	891,679
Total deposits	514,608	603,520	(1,013)		1,117,115

Borrowed funds	48,327	29,880	(12)	(K), (L)	78,195
Accrued interest payable	1,951	431	-		2,382
Other liabilities	5,287	1,994	1,494	(M)	8,775
TOTAL LIABILITIES	570,173	635,825	469		1,206,467

Commitments and Contingencies
Redeemable common stock held by Employee Stock Ownership Plan (ESOP), net of unearned ESOP shares	1,950	1,553	-		3,503

STOCKHOLDERS' EQUITY:
Common stock	2,160	150	1,397	(N)	3,707
Capital surplus	1,899	3,832	35,418	(O)	41,149
Retained earnings	66,264	64,888	(56,854)	(P)	74,298
Accumulated other comprehensive (loss)	(3,526)	(10,110)	10,110	(Q)	(3,526)
Unearned ESOP shares	-	(397)	(30)	(R)	(427)
Treasury stock, at cost	(7,731)	(2,765)	2,765	(S)	(7,731)
STOCKHOLDERS' EQUITY	59,066	55,598	(7,194)		107,470
Less maximum cash obligation related to ESOP shares, net of unearned ESOP shares	1,950	1,553	-		3,503
STOCKHOLDERS' EQUITY LESS MAXIMUM CASH OBLIGATION TO ESOP SHARES, NET OF UNEARNED ESOP SHARES	57,116	54,045	(7,194)		103,967
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$629,239	$691,423	$(6,725)		$1,313,937

Issued and outstanding common shares	1,858,536	1,311,858	234,867	(T)	3,405,261

* Effective 8/1/2025 Mifflinburg Bancorp, Inc. changed its name to Steele Bancorp, Inc.

Unaudited Pro Forma Condensed Combined Consolidated Income Statement

For the Six Months Ended June 30, 2025

(in thousands, except share and per share data)	Steele Bancorp *	Northumberland	Pro Forma	Pro Forma	Pro Forma
	Historical	Historical	Adjustments	Notes	Combined

INTEREST AND DIVIDEND INCOME:
Interest and fees on loans	$13,142	$11,990	$2,124	(U)	$27,256
Interest-bearing deposits with banks	237	527	-		764
Interest on fed funds sold	10	-	-		10
Investment securities:
Taxable	1,017	1,762	411	(V)	3,190
Tax-exempt	587	276	(1)	(W)	862
Dividends	117	266	-		383
TOTAL INTEREST AND DIVIDEND INCOME	15,110	14,821	2,534		32,465

INTEREST EXPENSE:
Deposits	4,559	5,551	111	(X)	10,221
Federal Home Loan Bank advances	820	436	-		1,256
Other borrowings	1	235	(37)	(Y), (Z)	199
TOTAL INTEREST EXPENSE	5,380	6,222	74		11,676
NET INTEREST INCOME	9,730	8,599	2,460		20,789

Provision for credit losses	162	7	-		169

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	9,568	8,592	2,460		20,620

NON-INTEREST INCOME:
Service charges and fees	261	220	-		481
ATM fees and debit card income	370	533	-		903
Mortgage banking revenue	108	74	-		182
Commission from investment product sales	78	83	-		161
Gain on sale of premises	52	-	-		52
Net marketable equity security gain (loss)	(3)	3	-		0
Earnings on bank owned life insurance	126	187	-		313
Trust	-	638	-		638
Other	120	329	-		449
TOTAL NON-INTEREST INCOME	1,112	2,067	-		3,179

NON-INTEREST EXPENSES:
Salaries and employee benefits	3,687	4,682	-		8,369
Net occupancy and equipment expense	598	1,076	25	(AA)	1,699
Data processing fees	346	384	-		730
Pennsylvania shares tax	223	200	-		423
Professional fees	79	484	-		563
Advertising expense	75	32	-		107
Federal deposit insurance	136	150	-		286
Merger expenses	248	156	-		404
Other	835	1,146	1,410	(AB)	3,391
TOTAL NON-INTEREST EXPENSES	6,227	8,310	1,435		15,972
Income before provision for income taxes	4,453	2,349	1,025		7,827

Provision for income taxes	827	358	215	(AC)	1,400

NET INCOME	$3,626	$1,991	$810		$6,427

PER COMMON SHARE DATA:
Basic	$1.95	$1.52			$1.89
Diluted	$1.95	$1.52			$1.89

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	1,858,536	1,311,858	234,867	(AD)	3,405,261
Diluted	1,858,536	1,311,858	234,867	(AD)	3,405,261

* Effective 8/1/2025 Mifflinburg Bancorp, Inc. changed its name to Steele Bancorp, Inc.

Unaudited Pro Forma Condensed Combined Consolidated Income Statement

For the Year Ended December 31, 2024

(in thousands, except share and per share data)	Mifflinburg	Northumberland	Pro Forma	Pro Forma	Pro Forma
	Historical	Historical	Adjustments	Notes	Combined

INTEREST AND DIVIDEND INCOME:
Interest and fees on loans	$22,357	$22,736	$5,291	(AE)	$50,384
Interest-bearing deposits with banks	546	1,165	-		1,711
Interest on fed funds sold	240	-	-		240
Investment securities:
Taxable	1,963	4,532	822	(AF)	7,317
Tax-exempt	1,209	549	(3)	(AG)	1,755
Dividends	196	260	-		456
TOTAL INTEREST AND DIVIDEND INCOME	26,511	29,242	6,110		61,863

INTEREST EXPENSE:
Deposits	8,677	12,004	592	(AH)	21,273
Federal Home Loan Bank advances	708	896	-		1,604
Other borrowings	452	470	248	(AI), (AJ)	1,170
TOTAL INTEREST EXPENSE	9,837	13,370	840		24,047
NET INTEREST INCOME	16,674	15,872	5,270		37,816

Provision for credit losses	680	-	4,448	(AK)	5,128

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	15,994	15,872	822		32,688

NON-INTEREST INCOME:
Service charges and fees	451	489	-		940
ATM fees and debit card income	762	1,032	-		1,794
Mortgage banking revenue	250	194	-		444
Commission from investment product sales	83	238	-		321
Net marketable equity security gain (loss)	(55)	38	-		(17)
Earnings on bank owned life insurance	257	805	-		1,062
Trust	-	1,360	-		1,360
Other	222	629	17,325	(AL)	18,176
TOTAL NON-INTEREST INCOME	1,970	4,785	17,325		24,080

NON-INTEREST EXPENSES:
Salaries and employee benefits	7,462	11,150	-		18,612
Net occupancy and equipment expense	1,160	2,233	50	(AM)	3,443
Data processing fees	698	717	-		1,415
Pennsylvania shares tax	450	395	-		845
Professional fees	202	471	-		673
Advertising expense	122	81	-		203
Federal deposit insurance	259	336	-		595
Merger expenses	537	944	-		1,481
Other	1,699	2,453	10,338	(AN)	14,490
TOTAL NON-INTEREST EXPENSES	12,589	18,780	10,388		41,757
Income before provision for income taxes	5,375	1,877	7,759		15,011

Provision for income taxes	894	115	(1,457)	(AO)	(448)

NET INCOME	$4,481	$1,762	$9,216		$15,549

PER COMMON SHARE DATA:
Basic	$2.41	$1.37			$4.54
Diluted	$2.41	$1.37			$4.54

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	1,858,536	1,284,827	261,898	(AP)	3,405,261
Diluted	1,858,536	1,284,827	261,898	(AP)	3,405,261

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION RELATING TO THE MERGER

(in thousands, except share data)

As of June 30, 2025 Balance Sheet Notes:
(A)	Adjustments to cash and due from banks
	Cash used to settle fractional shares and for dissenters' shares	$(190)
	To reflect reduction in cash to pay pre-tax amount of Steele Bancorp, Inc. * estimated merger-related expenses	(5,702)
	Total proforma adjustments	(5,892)

(B)	Adjustments to held-to-maturity securities
	To reflect fair value discount for Northumberland’s held-to-maturity securities	30

(C)	Adjustments to loans
	To reflect the purchased credit deteriorated ("PCD") credit marks on Northumberland's loans	(919)
	To reflect the non-PCD credit marks on Northumberland's loans	(4,448)
	To reflect PCD loans CECL gross-up on Northumberland's loans	919
	To reflect reversal of deferred loan fees, net on Northumberland's loans	(337)
	To reflect fair value interest rate discount for Northumberland’s PCD and Non-PCD loans	(14,557)
	Total proforma adjustments	(19,342)

(D)	Adjustments to allowance for credit losses
	To reflect the elimination of Northumberland’s existing allowance for credit losses	3,866
	To reflect the allowance for credit losses for PCD loans	(919)
	To reflect the allowance for credit losses for non-PCD loans	(4,448)
	Total proforma adjustments	(1,501)

(E)	Adjustments on fixed assets
	To reflect write up of fair value of Northumberland's premises	2,967

(F)	Adjustments to goodwill
	To reflect goodwill created as a result of the merger (zero if there is a gain on bargain purchase)	-

(G)	Adjustments to core deposit intangible
	To reflect estimated fair value of core deposit intangible asset	14,662

(H)	Adjustments to other intangible assets
	Adjustments to mortgage servicing assets	886
	To reflect fair value of wealth management and trust department customer lists	1,406
	Total proforma adjustments	2,292

(I)	Adjustments to other assets
	Adjustment on Northumberland's other assets	(1,152)
	To reflect write down on Northumberland's right of use asset	(533)
	Deferred taxes on acquisition adjustments, net	2,767
	Deferred taxes on core deposit intangible	(3,079)
	Deferred taxes on Wealth/Trust customer list intangible	(295)
	Deferred taxes as a result of the merger-related expenses	1,417
	Deferred taxes on Northumberland non-PCD loans	934
	Total proforma adjustments	59

(J)	Adjustments to interest-bearing deposits
	To reflect estimated fair value adjustment for certificates of deposits	(1,013)

(K)	Adjustments on other short-term borrowings
	To reflect estimated fair value adjustment for other short-term borrowings	117

(L)	Adjustments to Northumberland's subordinated debt
	To reflect estimated fair value adjustment for subordinated debt	(247)
	To reflect reversal of debt issuance costs	118
	Total proforma adjustments	(129)

(M)	Adjustments to other liabilities
	To reflect accrual for merger-related liabilities	1,494

(N)	Adjustments to common stock
	To reflect the elimination of historical Northumberland common stock par value	(150)
	To reflect increase par value related to new Steele Bancorp, Inc. * common stock issued for Northumberland shares	1,547
	Total proforma adjustments	1,397

(O)	Adjustments to additional paid-in-capital
	To reflect the elimination of Northumberland’s historical additional paid-capital	(3,832)
	Market value adjustment for unearned ESOP shares	427
	To reflect increase in additional paid-in capital related to merger	38,823
	Total proforma adjustments	35,418

(P)	Adjustments to retained earnings
	To reflect the elimination of Northumberland's historical retained earnings	(64,888)
	To reflect Steele Bancorp, Inc.'s *after-tax tax, tax deductible, merger expenses shown as a direct reduction of retained earnings	(5,777)
	Gain on bargain purchase	17,325
	To reflect the after- tax provision for credit losses associated with Northumberland’s non-PCD loans shown as a direct reduction of retained earnings	(3,514)
	Total proforma adjustments	(56,854)

(Q)	Adjustments to accumulated other comprehensive loss
	To reflect elimination of Northumberland's historical accumulated other comprehensive loss	10,110

(R)	Adjustments for Northumberland's ESOP
	Unallocated shares in Northumberland ESOP	(13,795)
	Multiplied by Conversion Ratio	1.1850
	Unallocated shares in Legacy Northumberland ESOP	(16,347)
	Multiplied by Steele Bancorp, Inc. * stock price as of June 30, 2025	$26.10
	ESOP value for Legacy Northumberland ESOP as of June 30, 2025 Steele Bancorp, Inc. * stock price	(427)
	Reversal of Legacy Northumberland ESOP	397
	Net change in fair value of Legacy Northumberland ESOP	(30)

(S)	Adjustments to treasury stock
	To reflect elimination of Northumberland's historical treasury stock	2,765

(T)	Adjustment to issued and outstanding shares for proforma company
	Reflects the issuance of shares of Steele Bancorp, Inc. * common stock in consideration for the outstanding shares of Northumberland	1,546,725
	Reflects the elimination of Northumberland's issued and outstanding shares as of June 30, 2025	(1,311,858)
	Net increase in Steele Bancorp, Inc. * shares outstanding	234,867

Year to date ended June 30, 2025 Income Statement Notes:
(U)	Adjustments to interest and fees on loans income
	To reflect net accretion of loan credit marks using the level yield method	342
	To reflect net accretion of loan rate marks using the level yield method	1,782
	Total proforma adjustments	2,124

(V)	Adjustments to taxable securities income
	To reflect the fair value of AFS securities which will be accreted into income using the straight line method	411

(W)	Adjustments to tax-exempt securities income
	To reflect the fair value of HTM securities which will be amortized into income using the straight line method	(1)

(X)	Adjustment to interest expense on certificates of deposit
	To reflect amortization of time deposit rate mark over an estimated average life using the level yield method	111

(Y)	Adjustment to interest expense on other short-term borrowings
	To reflect accretion of short-term borrowings mark over an estimated year life using the straight line method	(32)

(Z)	Adjustment to interest expense on Northumberland subordinated debt
	To reflect amortization of sub debt mark over an estimated average life using the level yield method	(5)

(AA)	Adjustments on fixed assets
	To reflect accretion on the write-down of Northumberland's right of use asset over the estimated remaining life	(15)
	To record depreciation of write-up of Northumberland's fixed assets over an estimated 20 year average life using the straight line method	40
	Total proforma adjustments	25

(AB)	Adjustment to other non-interest expenses
	To reflect the amortization of the write up of the fair value of mortgage servicing assets over an estimated life	95
	To reflect the amortization of the acquired core deposit intangible asset over 10 year life by the sum of the years digit method	1,200
	To reflect the amortization of the acquired wealth management and trust dept. customer lists over a 10 year life by the sum of the years digit method	115
	Total proforma adjustments	1,410

(AC)	Adjustment to income tax expense
	To reflect the income tax effect of pro forma adjustments at estimated marginal tax rate of 21.00%	215

(AD)	Adjustment to weighted average shares
	Reflects the issuance of shares of Steele Bancorp, Inc. * common stock in consideration for the outstanding shares of Northumberland	1,546,725
	Reflects the elimination of Northumberland's average shares outstanding	(1,311,858)
	Net increase in Steele Bancorp, Inc. * average shares outstanding	234,867

Year ended December 31, 2024 Income Statement Notes:
(AE)	Adjustments to interest and fees on loans income
	To reflect net accretion of loan credit marks using the level yield method	819
	To reflect net accretion of loan rate marks using the level yield method	4,472
	Total proforma adjustments	5,291

(AF)	Adjustments to taxable securities income
	To reflect the fair value of AFS securities which will be accreted into income using the straight line method	822

(AG)	Adjustments to tax-exempt securities income
	To reflect the fair value of HTM securities which will be amortized into income using the straight line method	(3)

(AH)	Adjustment to interest expense on certificates of deposit
	To reflect amortization of time deposit rate mark using the level yield method	592

(AI)	Adjustment to interest expense on other short-term borrowings
	To reflect accretion of short-term borrowings mark using the straight line method	(64)

(AJ)	Adjustment to interest expense on Northumberland subordinated debt
	To reflect amortization of sub debt mark using the level yield method	312

(AK)	Adjustment to provision for credit losses
	To record the one-time provision for credit losses associated with Northumberland's non-PCD loans	4,448

(AL)	Adjustment to other non-interest income
	To reflect gain on bargain purchase of $17.33 million, which is non taxable and is non-recurring	17,325

(AM)	Adjustments on fixed assets
	To reflect accretion on the write-down of Northumberland's right of use asset over the estimated remaining life	(30)
	To record depreciation of write-up of Northumberland's fixed assets over an estimated 20 year average life using the straight line method	80
	Total proforma adjustments	50

(AN)	Adjustment to other non-interest expenses
	To reflect the amortization of the write up of the fair value of mortgage servicing assets over an estimated life	222
	To reflect the amortization of the acquired core deposit intangible asset over 10 year life by the sum of the years digit method	2,666
	To reflect the amortization of the acquired wealth management and trust dept. customer lists over a 10 year life by the sum of the years digit method	256
	To reflect the recognition of the estimated non-recurring expenses related to the merger	7,194
	Total proforma adjustments	10,338

(AO)	Adjustment to income tax expense
	To reflect the income tax effect of the taxable pro forma adjustments at estimated marginal tax rate of 21%	(1,457)

(AP)	Adjustment to weighted average shares
	Reflects the issuance of shares of Steele Bancorp, Inc. * common stock in consideration for the outstanding shares of Northumberland	1,546,725
	Reflects the elimination of Northumberland's average shares outstanding	(1,284,827)
	Net increase in Steele Bancorp, Inc. * average shares outstanding	261,898

  * Effective 8/1/2025 Mifflinburg Bancorp, Inc. changed its name to Steele Bancorp, Inc.

Summary of Purchase Price Calculation and Goodwill (Gain on Bargain Purchase) Resulting from the Merger

As of June 30, 2025

  (in thousands, except share data)

Purchase Price Consideration in Common Stock Outstanding at June 30, 2025
Number of Northumberland Bancorp shares outstanding at June 30, 2025		1,311,858
less: dissenter's shares		6,493
Number of Northumberland Bancorp shares outstanding at June 30, 2025 to receive stock consideration		1,305,365
multiplied by the Conversion Ratio		1.1850
Number of Steele Bancorp, Inc. * shares to be issued to Northumberland Bancorp shareholders and excludes fractional shares		1,546,725
multiplied by Steele Bancorp, Inc. 's * share price as of June 30, 2025		$26.10
Stock consideration for Northumberland Bancorp		$40,370
plus: Cash Consideration for fractional shares		3
plus: Cash Consideration for dissenter's shares		187
Preliminary estimate of consideration for Northumberland Bancorp		$40,560

Fair Value of Assets Acquired:
Cash and cash equivalents	$46,801
Total investments (available for sale, equity securities and restricted)	167,723
Held-to-maturity securities, net	2,603
Loans, net	426,495
Premises and equipment	10,477
Core deposit intangible	14,662
Other intangible assets	2,510
Other assets	22,908
Total assets	694,179

Fair Value of Liabilities Acquired:
Total deposits	602,507
Borrowed funds	29,868
Other liabilities	3,919
Total liabilities	636,294

Net assets acquired		$57,885

Preliminary goodwill (gain on bargain purchase) - Northumberland Bancorp		$(17,325)

* Effective 8/1/2025 Mifflinburg Bancorp, Inc. changed its name to Steele Bancorp, Inc.